Restricted Net Assets	12 Months Ended
Dec. 31, 2015
Restricted Net Assets [Abstract]
Restricted Net Assets

20. Restricted Net Assets

Pursuant to the laws applicable to the PRC's Foreign Investment Enterprises and local enterprises, The Company's entities in the PRC must make appropriation from after-tax profit to non-distributable reserve funds as determined by the Board of Directors of the Company.

The Company's subsidiaries and VIE, in accordance with the China Company Laws, must make appropriation from its after-tax profit (as determined under PRC GAAP) to non-distributable reserve funds including (i) statutory surplus fund, (ii) statutory public welfare fund and (iii) discretionary surplus fund. Statutory surplus find is at least 10% of the after-tax profit as determined under PRC GAAP until such reserve has reached 50% of the registered capital of the respective company. Appropriation of the statutory public welfare fund and discretionary surplus fund are made at the discretion of the Company.

The appropriation to these reserves by the Group's PRC entities were nil, RMB638 and RMB1,610 for the years ended December 31, 2013, 2014 and 2015. The accumulated reserves as of December 31, 2013, 2014 and 2015 were nil, RMB638 and RMB2,248, respectively.

As a result of these PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital and the statutory reserves of the Company's PRC subsidiaries and VIE. As of December 31, 2015, the aggregate amounts of capital and statutory reserves restricted which represented the amount of net assets of the relevant subsidiaries and VIE in the Group not available for distribution was RMB 403,249.